Capital City Bank Group, Inc.

Reports Fourth Quarter 2024 Results
TALLAHASSEE, Fla.

(January 28, 2025) – Capital City Bank Group, Inc. (NASDAQ:

CCBG) today reported net income
attributable to common shareowners of $13.1 million, or $0.77 per diluted share, for the fourth quarter of 2024 compared to $13.1
million, or $0.77 per diluted share, for the third quarter of 2024, and $11.7 million, or $0.70 per diluted share, for the fourth quarter
of 2023.
For the full year of 2024, net income attributable to common shareowners totaled $52.9 million, or $3.12 per diluted share, compared
to net income of $52.3 million, or $3.07 per diluted share, for the same period of 2023.

QUARTER HIGHLIGHTS (4
th

Quarter 2024

versus 3
rd

Quarter 2024)
Income Statement
●
Tax-equivalent

net interest income totaled $41.2

million compared to $40.3 million for the prior quarter
-
Net interest margin increased

5 basis points to 4.17% (total deposit costs down 6 basis points partially offset by a

1 basis
point decrease in earning asset yield).

●
Stable credit quality metrics and credit

loss provision – net loan charge

-offs were 25 basis points (annualized) of average

loans –
allowance coverage ratio was 1.10% at December 31, 2024
●
Noninterest income decreased

$0.8 million, or 3.9%, driven by lower mortgage banking revenues
●
Noninterest expense decreased

$1.1 million, or 2.7%, primarily due to lower other expense which included a gain from the sale
of a banking office

Balance Sheet
●
Loan balances decreased $16.1 million, or

0.6% (average), and $31.5 million, or 1.2% (end of period)
●
Deposit balances increased $28.4

million, or 0.8% (average), and increased $92.9 million, or

2.6% (end of period),

reflective of
the seasonal increase in public fund balances
●
Tangible

book value per share increased $1.05,

or 4.6%, due in part to a favorable year-end re-measurement

adjustment for the
pension plan ($0.60 per diluted share)
FULL YEAR 2024

HIGHLIGHTS
Income Statement
●
Tax-equivalent

net interest income totaled $159.2 million for 202

4

compared to $159.4 million for 2023

driven by higher yields
across our earning assets, partially offset by higher

deposit cost which was well controlled at 89 basis points

for the year – net
interest margin was 4.08

%

for 2024

compared to 4.05% for 2023
●
Credit quality metrics remained

strong throughout

the year – allowance coverage ratio remained stable at 1.10%

- net loan
charge-offs were 21

basis points of average loans for 2024 versus 18 basis points for 2023
●
Noninterest income increased

$4.4 million, or 6.1%, driven by higher mortgage banking revenues and wealth management fees

●
Noninterest expense increased

$8.3 million, or 5.3%, primarily due to higher compensation expense reflective of higher incentive
compensation, merit raises, and higher health insurance costs

Balance Sheet
●
Loan balances increased $50.1 million, or

1.9% (average), and decreased $82.4 million, or 3.0%

(end of period)
●
Deposit balances decreased $72.2

million, or 2.0% (average), and decreased $29.8 million,

or 0.8% (end of period)
●
Tangible

book value per share increased $3.20,

or 15.6%, driven by strong earnings and favorable investment security and
pension plan accumulated other comprehensive

loss adjustments
“In 2024, we delivered record earnings and advanced our commitment to creating shareholder value, which is demonstrated by a
15.6% increase in tangible book value per share, a 15.8% increase in the dividend,

and the repurchase of 83,000 shares,” said
William G. Smith, Jr.,

President, Chairman and CEO of Capital City Bank Group. “Our associates also earned us recognition for the
12
th

consecutive year as one of the best banks to work for—an achievement that underscores the strength of our organization and the
core values we embrace. We

remain focused on soundness, profitability,

growth, and making strategic investments that add long-
term value.

Our fortress balance sheet, diversified revenues, and growth markets together position us well for 2025 and beyond.”

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the fourth quarter of 2024 totaled $41.2 million, compared to $40.3 million for the third
quarter of 2024, and $39.3 million for the fourth quarter of 2023.

For 2024, tax-equivalent net interest income totaled $159.2 million compared to $159.4 million for 2023.

Compared to the third quarter of 2024, the increase reflected higher investment securities interest due to new investment purchases at higher yields, in addition to lower deposit interest expense,

partially offset by lower loan
interest due to lower balances.

Compared to 2023, the slight decrease reflected an increase in deposit interest expense and a decrease
in investment securities interest that was offset by increases in loan interest and overnight funds interest.
Our net interest margin for the fourth quarter of 2024 was 4.17%,

an increase of five basis points over the third quarter of 2024

and
an increase of 10 basis points over the fourth quarter of 2023.

For the month of December 2024, our net interest margin was 4.18%.

For 2024, our net interest margin was 4.08%, an increase of three basis points over 2023.

Compared to the third quarter of 2024, the
increase reflected higher yield in the investment portfolio driven by new purchases during the quarter, in addition

to lower deposit
interest expense.

The increase over 2023 reflected a combination of earning assets re-pricing at higher interest rates and higher
average loan balances,

partially offset by a higher cost of deposits.

For the fourth quarter of 2024, our cost of funds was 88 basis points, a decrease of five basis points from the third quarter of 2024 and an increase of 15 basis points over the fourth quarter of
2023.

Our total cost of deposits (including noninterest bearing accounts) was

86 basis points, 92 basis points, and 66 basis points,
respectively, for the

same periods.

Provision for Credit Losses

We recorded

a provision expense for credit losses of $0.7 million for the fourth quarter of 2024 compared to $1.2 million for the
third quarter of 2024 and $2.0 million for the fourth quarter of

2023.

Compared to the third quarter of 2024, the provision expense reflected a $0.8 million decrease in the provision for loans held for investment (“HFI”) and a $0.3

million decrease in the provision
benefit for unfunded loan commitments.

The decrease in the provision for loans HFI was primarily due to lower loan balances and
slightly lower loss rates.

For 2024, we recorded a provision expense for credit losses of $4.0 million compared to $9.7 million for 2023.

The decrease
reflected a $4.5 million decrease in the provision for loans HFI and a $1.2 million decrease in the provision for unfunded loan
commitments. The decrease in the provision for loans HFI was primarily due to lower new loan volume and loan balances in 2024
and favorable loan grade migration.

The decrease in the provision for unfunded loan commitments reflected a lower level of loan
commitments.

We discuss the allowance

for credit losses further below.

Noninterest Income and Noninterest

Expense
Noninterest income for the fourth quarter of 2024 totaled $18.8 million compared to $19.5 million for the third quarter of 2024

and
$17.2 million for the fourth quarter of 2023.

Compared to the third quarter of 2024, the $0.7 million decrease from the third quarter of 2024 reflected a $0.8 million decrease in mortgage banking revenues attributable to lower production volume and a $0.3 million
decrease in deposit fees that was partially offset by a $0.4 million increase in wealth management fees, primarily from retail
brokerage.

The $1.6 million increase over the fourth quarter of 2023 was driven by higher mortgage banking revenues of $0.8
million driven by a higher gain on sale margin and wealth

management fees of $0.9 million, primarily from retail brokerage and to a
lesser extent trust.
For 2024, noninterest income totaled $76.0 million compared to $71.6 million for 2023, primarily attributable to a $3.9

million
increase in mortgage banking revenues and a $2.8 million increase in wealth management fees, partially offset by a $2.2 million
decrease in other income.

The increase in mortgage banking revenues was due to a higher gain on sale margin.

The increase in
wealth management fees was primarily driven by higher retail brokerage fees and to a lesser extent trust fees, primarily attributable to both new account growth and higher account values driven by higher market returns.

The decrease in other income was primarily
attributable to a $1.4 million gain from the sale of mortgage servicing rights in 2023, and to a lesser extent a decrease in vendor
bonus income and miscellaneous income.

Noninterest expense for the fourth quarter of 2024 totaled $41.8 million compared to $42.9 million for the third quarter of 2024

and
$40.0 million for the fourth quarter of 2023.

The $1.1 million decrease from the third quarter of 2024 was primarily attributable to
lower other expense of $1.2 million and occupancy expense of $0.2 million that was partially offset by a $0.3 million increase in compensation expense.

The decrease in other expense was primarily attributable to a $1.0 million decrease in other real estate
expense driven by the sale of a banking office and lower miscellaneous expense of $0.5 million which reflected a non-routine VISA
Class B swap payment in the third quarter of 2024.

The decrease in occupancy expense reflected lower property tax and software license expense.

The increase in compensation was driven by higher incentive plan compensation.

Compared to the fourth quarter
of 2023, the $1.8 million increase was driven by a $2.3

million increase in compensation expense that was partially offset by a $0.2
million decrease in occupancy expense and a $0.3 million decrease in other expense.

The unfavorable variance in compensation
expense reflected a $1.4 million increase in salary expense and a $0.9 million increase in other benefit expense with the salary
expense driven by higher incentive compensation and merit adjustments and the associate benefit expense reflective of higher health
insurance cost.

For 2024, noninterest expense totaled $165.3 million compared to

$157.0 million for 2023, primarily attributable to increases in compensation expense of $6.9 million, occupancy expense of $0.3 million,

and other expense of $1.1 million.

The increase in
compensation reflected a $5.4 million increase in salary expense and a $1.6 million increase in other associate benefit expense.

The
increase in salary expense was primarily due to a lower level of realized loan cost

(credit offset to salary expense) of $3.1 million
(lower new loan volume),

higher base salary expense of $2.2 million (primarily annual merit raises),

and a $1.2 million increase in
cash incentive compensation that was partially offset

by lower commission expense of $1.4

million (lower residential mortgage
volume).

The unfavorable variance in other associate benefit expense was due to a $0.9 million increase in associate insurance cost
and a $0.6 million increase in stock compensation expense.

The increase in occupancy expense was attributable to increases in software license and maintenance agreement expenses.

The increase in other expense was driven by a $1.1 million increase in other real estate expense and a $1.4 million increase in processing expense that was partially offset by a $1.4 million decrease in
miscellaneous expense.

The increase in other real estate expense reflected a lower level of gains from the sale of banking offices in
2024.

The increase in processing expense reflected both inflationary increases on contract renewals and the outsourcing of our core
processing system.

The decrease in miscellaneous expense was attributable to lower pension plan expense for the non-service
related component of the plan.

Income Taxes
We realized income

tax expense of $4.2 million (effective rate of 24.3%) for the fourth quarter of 2024 compared to $3.0 million
(effective rate of 19.1%) for the third quarter of 2024 and $2.9 million (effective rate of 20.3%) for the fourth quarter of
2023.

Compared to the third quarter of 2024, the increase in our effective tax rate was attributable to a lower than projected level of pre-tax income from Capital City Home Loans (“CCHL”) in relation to our consolidated income as the non-controlling interest
adjustment for CCHL is accounted for as a permanent tax adjustment.

Further, we realized a higher than projected Internal

Revenue
Code (“IRC”) Section 162(m) limitation related to current and future compensation.

For 2024, we realized income tax expense of
$13.9 million (effective rate of 21.2%) compared to $13.0 million

(effective rate of 20.4%) for 2023 with the increase in the
effective tax rate primarily attributable to a higher

IRC Section 162(m) limitation and lower tax-exempt interest income.

Absent
discrete items or new tax credit investments, we expect our annual effective tax rate to approximate 24% for 2025.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.922 billion for the fourth quarter of 2024, an increase of $38.5 million, or

1.0%, over the third
quarter of 2024, and an increase of $97.9 million, or 2.6%, over the fourth quarter of 2023.

The increase over both prior periods
was primarily driven by higher deposit balances (see below – Deposits
).

Compared to the third quarter of 2024, the change in
earning asset mix was primarily attributable to a $41.4 million increase in short term investments (overnight funds sold), a $6.7
million increase in investment securities, and $6.5 million increase in loans held for sale, partially offset by a $16.1 million decrease
in loans HFI.

Compared to the fourth quarter of 2023, the change in earning asset mix reflected a $198.

4

million increase in short
term investments (overnight funds sold) that was partially offset by a $48.0 million decrease in investment securities, a $33.8 million decrease in loans HFI, and a $18.7 million decrease in loans held for sale.
Average loans

HFI for the fourth quarter of 2024 decreased $16.1 million, or 0.6%, from the third quarter of 2024

and decreased
$33.8

million, or 1.3%, from the fourth quarter of 2023.

Compared to the third quarter of 2024,

the decline was primarily
attributable to decreases in consumer loans (primarily indirect auto) of $18.3 million and commercial mortgage real estate loans of
$24.1 million, partially offset by increases in construction real estate loans of $13.1 million, and residential real estate loans of $11.6 million.

Compared to the fourth quarter of 2023, the decrease was driven by decreases in consumer loans (primarily indirect auto)
of $72.8 million, commercial loans of $30.2 million, and commercial mortgage real estate loans of $25.3 million, partially offset by
increases in residential real estate loans of $70.8 million, construction real estate loans of $16.6 million, and home equity loans of
$10.2 million.
Loans HFI at December 31, 2024 decreased $31.5 million, or 1.2%, from

September 30, 2024 and decreased $82.4 million, or 3.0%,
from December 31, 2023.

Compared to September 30, 2024, the decrease was driven by decreases in commercial mortgage real
estate loans of $40.9 million, consumer loans (primarily indirect auto)

of $13.8 million, and commercial loans of $5.4 million,
partially offset by increases in home equity loans of $9.1 million,

other loans of $13.5 million, and residential real estate loans of
$5.0 million.

Compared to December 31, 2023, the decrease was primarily attributable to decreases in consumer loans (primarily
indirect auto) of $71.5 million, commercial mortgage real estate loans of $46.4 million, and commercial loans of $36.0 million,
partially offset by increases in residential real estate loans of $27.2 million, construction real estate loans of $23.9 million, and home equity loans of $9.1 million.
Allowance for Credit Losses
At December 31, 2024, the allowance for credit losses for loans HFI totaled

$29.3 million compared to $29.8 million at September
30, 2024 and $29.9 million at December 31, 2023.

Activity within the allowance is provided on Page 9.

The decreases in the
allowance from September 30, 2024 and December 31, 2023 were primarily attributable to lower loan balances and favorable loan migration.

Net loan charge-offs were 25 basis points of average loans for the fourth quarter of 2024 versus 19 basis points for the
third quarter of 2024.

For 2024, net loan charge-offs were 21 basis points of average loans compared to 18 basis points in 2023.

At
December 31, 2024, the allowance represented 1.10% of loans HFI compared to 1.11% at September 30, 2024, and 1.10% at
December 31, 2023.

Credit Quality
Nonperforming assets (nonaccrual loans and other real estate) totaled

$6.7 million at December 31, 2024 compared to $7.2 million
at September 30, 2024 and $6.2 million at December 31, 2023.

At December 31, 2024, nonperforming assets as a percent of total assets equaled 0.15%, compared to 0.17% at September 30, 2024 and 0.15% at December 31, 2023.

Nonaccrual loans totaled $6.3
million at December 31, 2024, a $0.3 million decrease from September 30,

2024 and a $0.1 million increase over December 31,
2023.

Further, classified loans totaled $19.9 million

at December 31, 2024, a $5.6 million decrease from September 30, 202 and a
$2.3 million decrease from December 31, 2023.
Deposits
Average total

deposits were $3.600 billion for the fourth quarter of 2024, an increase of $28.4 million, or 0.8%,

over the third
quarter of 2024 and an increase of $51.9 million, or 1.5%, over the fourth quarter of 2023.

Compared to the third quarter of 2024,
the increase was primarily attributable to higher NOW account balances which reflected the seasonal inflow of public funds from
municipal clients as they receive their tax receipts beginning in late November

.

The increase over the fourth quarter of 2023
reflected higher NOW,

MMA, and certificates of deposit (“CD”) balances that were

partially offset by decreases in noninterest
bearing and savings balances.

During 2024, we realized a re-mix in deposits as rate sensitive clients sought higher yield deposit
products.

Average core deposit balances

(total deposits less public funds) increased $20.3 million over the third quarter of

2024 and
$28.4 million over the fourth quarter of 2023.

At December 31, 2024, total deposits were $3.672 billion, an increase of $92.9 million, or 2.6%, over September 30, 2024 and a
decrease of $29.8 million, or 0.8%, from December 31, 202

3.

Compared to the third quarter of 2024, the increase was primarily due to a $110.7 million increase in NOW account

balances which reflected the aforementioned seasonal inflow of public funds balances.

The decrease from the fourth quarter of 2023 was driven by lower noninterest bearing, NOW,

and savings account
balances that were partially offset by higher MMA and CD balances which reflected the aforementioned re-mix in balances during
2024.

Core deposit balances (total deposits less public funds) decreased $50.3 million from the third quarter of 2024 and increased
$21.9 million over the fourth quarter of 2023.

Liquidity
The Bank maintained an average net overnight funds (deposits with banks plus

FED funds sold less FED funds purchased) sold
position of $298.3 million in the fourth quarter of 2024 compared to $256.9 million in the third quarter of 2024 and $99.8 million in
the fourth quarter of 2023.

Compared to both prior periods, the increases reflected growth in average core and public fund deposit
balances.

At December 31, 2024, we had the ability to generate approximately $1.535 billion

(excludes overnight funds position of $321
million) in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank borrowings, the Federal Reserve Discount Window,

and brokered deposits.

We also view our

investment portfolio as a liquidity source and have the option to pledge securities in our portfolio as collateral for
borrowings or deposits, and/or to sell selected securities.

Our portfolio consists of debt issued by the U.S. Treasury,

U.S.
governmental agencies, municipal governments, and corporate entities.

At December 31, 2024, the weighted-average maturity and
duration of our portfolio were 2.54 years and 2.19 years

,

respectively, and the

available-for-sale portfolio had a net unrealized after-
tax loss of $19.2 million.

Capital
Shareowners’ equity was $495.3 million at December 31, 2024

compared to $476.5 million at September 30, 2024 and $440.6
million at December 31, 2023.

For the fourth quarter of 2024, shareowners’ equity was positively impacted by net income
attributable to common shareowners of $13.1 million, a net $7.6 million decrease in the accumulated other comprehensive loss, the
issuance of stock of $0.9

million, stock compensation accretion of $0.7 million, and a $0.4 million reclassification from temporary
equity (concurrent with the agreement to assign the minority membership interest (49%) in Capital City Home Loans, LLC,
temporary equity was reclassified to other liabilities and included a $0.4 million net credit to retained earnings to account for the difference between the fair value and the book value of the minority interest).

The net favorable change in accumulated other
comprehensive loss reflected a $10.1 million decrease in the pension plan loss from the year-end re-measurement of the plan and a
$0.7 million increase in the fair value of the interest rate swap related to subordinated debt, that was partially offset by a $3.2
million increase in the investment securities loss.

Shareowners’ equity was reduced by common stock dividends of $3.9 million
($0.23 per share).
For the full year 2024, shareowners’ equity was positively impacted by net income attributable to common shareowners of $52.9
million, a net $15.7 million decrease in the accumulated other comprehensive loss, the issuance of stock of $3.1 million, and stock
compensation accretion of $1.9 million.

The net favorable change in accumulated other comprehensive loss reflected a $10.1 million decrease in the pension plan loss from the year-end

re-measurement of the plan and a $5.6 million decrease in the investment securities loss.

Shareowners’ equity was reduced by common stock dividends of $14.9 million ($0.88 per share), the
repurchase of stock of $2.3 million (82,540 shares), net adjustments totaling

$1.4 million related to transactions under our stock
compensation plans,

and a $0.3 million reclassification from temporary equity.
At December 31, 2024, our total risk-based capital ratio was 18.77

%

compared to 17.97% at September 30, 2024 and 16.57% at
December 31, 2023.

Our common equity tier 1 capital ratio was 15.64%, 14.88%, and 13.52%, respectively,

on these dates.

Our
leverage ratio was 11.05%, 10.89%, and 10.30%,

respectively, on these dates.

At December 31, 2024, all our regulatory capital
ratios exceeded the thresholds

to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible
common equity ratio was 9.55% at December 31, 2024 compared to 9.28% and

8.26% at September 30, 2024 and December 31,
2023, respectively.

If our unrealized held-to-maturity securities losses of $16.0 million (after-tax)

were recognized in accumulated
other comprehensive loss, our adjusted tangible capital ratio would be 9.17%.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.3 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 63 banking offices and 104 ATMs/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully
manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; the effects of changes in the level of
checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace
maturing deposits and advances; legislative or regulatory changes; adverse developments in the financial services industry generally;
inflation, interest rate, market and monetary fluctuations; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans; interest rate risk and price risk resulting from retaining
mortgage servicing rights and the effects of higher

interest rates on our loan origination volumes; changes in monetary and fiscal policies of the U.S. Government; the cost and effects of cybersecurity incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; the effects of fraud related to debit card products; the accuracy of
our financial statement estimates and assumptions; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of

our lack of a diversified loan portfolio; the strength of the local economies in which we operate; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of
residential mortgages; our ability to retain key personnel; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict,

terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject; the impact of the restatement of our previously issued consolidated
statements of cash flows and any deficiencies in the processes undertaken to effect such restatements; any inability to implement and
maintain effective internal control over financial reporting and/or disclosure control or inability to remediate our existing material weaknesses in our internal controls deemed ineffective; the willingness of clients to accept third-party products and services rather than our products and services; technological changes; the outcomes of litigation or regulatory proceedings; negative publicity and the impact on our reputation; changes in consumer spending and saving habits;

growth and profitability of our noninterest income;
the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions
under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our
filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional
factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and our other
filings with the SEC, which are available at the SEC’s

internet site (http://www.sec.gov).

Forward-looking statements in this Press
Release speak only as of the date of the Press Release, and we assume no obligation to update forward-looking statements or the
reasons why actual results could differ,

except as may be required by law.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We
present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures are useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Dec 31, 2024 Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023
Shareowners' Equity (GAAP) $ 495,317 $ 476,499 $ 460,999 $ 448,314 $ 440,625
Less: Goodwill and Other Intangibles (GAAP) 92,773 92,813 92,853 92,893 92,933
Tangible Shareowners' Equity (non-GAAP) A 402,544 383,686 368,146 355,421 347,692
Total Assets (GAAP) 4,307,142 4,225,316 4,225,695 4,259,922 4,304,477
Less: Goodwill and Other Intangibles (GAAP) 92,773 92,813 92,853 92,893 92,933
Tangible Assets (non-GAAP) B $ 4,214,369 $ 4,132,503 $ 4,132,842 $ 4,167,029 $ 4,211,544
Tangible Common Equity Ratio (non-GAAP) A/B 9.55% 9.28% 8.91% 8.53% 8.26%
Actual Diluted Shares Outstanding (GAAP) C 17,018,122 16,980,686 16,970,228 16,947,204 17,000,758
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 23.65 $ 22.60 $ 21.69 $ 20.97 $ 20.45

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Twelve Months Ended
(Dollars in thousands, except per share data) Dec 31, 2024 Sep 30, 2024 Dec 31, 2023 Dec 31, 2024 Dec 31, 2023
EARNINGS
Net Income Attributable to Common Shareowners $ 13,090 $ 13,118 $ 11,720 52,915 $ 52,258
Diluted Net Income Per Share $ 0.77 $ 0.77 $ 0.70 3.12 $ 3.07
PERFORMANCE
Return on Average Assets (annualized) 1.22% 1.24% 1.12% 1.25% 1.22%
Return on Average Equity (annualized) 10.60 10.87 10.69 11.18 12.40
Net Interest Margin 4.17 4.12 4.07 4.08 4.05
Noninterest Income as % of Operating Revenue 31.34 32.67 30.46 32.34 31.05
Efficiency Ratio 69.74% 71.81% 70.82% 70.30% 67.99%
CAPITAL ADEQUACY
Tier 1 Capital

17.58% 16.77% 15.37% 17.58% 15.37%
Total Capital

18.77 17.97 16.57 18.77 16.57
Leverage

11.05 10.89 10.30 11.05 10.30
Common Equity Tier 1 15.64 14.88 13.52 15.64 13.52
Tangible Common Equity
(1)
9.55 9.28 8.26 9.55 8.26
Equity to Assets 11.50% 11.28% 10.24% 11.50% 10.24%
ASSET QUALITY
Allowance as % of Non-Performing Loans 464.14% 452.64% 479.70% 464.14% 479.70%
Allowance as a % of Loans HFI 1.10 1.11 1.10 1.10 1.10
Net Charge-Offs as % of Average Loans HFI 0.25 0.19 0.23 0.21 0.18
Nonperforming Assets as % of Loans HFI and OREO 0.25 0.27 0.23 0.25 0.23
Nonperforming Assets as % of Total Assets 0.15% 0.17% 0.15% 0.15% 0.15%
STOCK PERFORMANCE
High

$ 40.86 $ 36.67 $ 32.56 40.86 $ 36.86
Low 33.00 26.72 26.12 25.45 26.12
Close $ 36.65 $ 35.29 $ 29.43 36.65 $ 29.43
Average Daily Trading Volume 27,484 37,151 33,297 31,390 33,775
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 7.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2024 2023
(Dollars in thousands) Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter
ASSETS
Cash and Due From Banks $ 70,543 $ 83,431 $ 75,304 $ 73,642 $ 83,118
Funds Sold and Interest Bearing Deposits 321,311 261,779 272,675 231,047 228,949
Total Cash and Cash Equivalents 391,854 345,210 347,979 304,689 312,067
Investment Securities Available for Sale 403,345 336,187 310,941 327,338 337,902
Investment Securities Held to Maturity 567,155 561,480 582,984 603,386 625,022
Other Equity Securities 2,399 6,976 2,537 3,445 3,450

Total Investment Securities
972,899 904,643 896,462 934,169 966,374
Loans Held for Sale

28,672 31,251 24,022 24,705 28,211
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 189,208 194,625 204,990 218,298 225,190
Real Estate - Construction 219,994 218,899 200,754 202,692 196,091
Real Estate - Commercial 779,095 819,955 823,122 823,690 825,456
Real Estate - Residential 1,028,498 1,023,485 1,012,541 1,012,791 1,001,257
Real Estate - Home Equity 220,064 210,988 211,126 214,617 210,920
Consumer 199,479 213,305 234,212 254,168 270,994
Other Loans 14,006 461 2,286 3,789 2,962
Overdrafts 1,206 1,378 1,192 1,127 1,048
Total Loans Held for Investment 2,651,550 2,683,096 2,690,223 2,731,172 2,733,918
Allowance for Credit Losses (29,251) (29,836) (29,219) (29,329) (29,941)
Loans Held for Investment, Net 2,622,299 2,653,260 2,661,004 2,701,843 2,703,977
Premises and Equipment, Net 81,952 81,876 81,414 81,452 81,266
Goodwill and Other Intangibles 92,773 92,813 92,853 92,893 92,933
Other Real Estate Owned 367 650 650 1 1
Other Assets 116,326 115,613 121,311 120,170 119,648
Total Other Assets 291,418 290,952 296,228 294,516 293,848
Total Assets $ 4,307,142 $ 4,225,316 $ 4,225,695 $ 4,259,922 $ 4,304,477
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,306,254 $ 1,330,715 $ 1,343,606 $ 1,361,939 $ 1,377,934
NOW Accounts 1,285,281 1,174,585 1,177,180 1,212,452 1,327,420
Money Market Accounts 404,396 401,272 413,594 398,308 319,319
Savings Accounts 506,766 507,604 514,560 530,782 547,634
Certificates of Deposit 169,280 164,901 159,624 151,320 129,515
Total Deposits 3,671,977 3,579,077 3,608,564 3,654,801 3,701,822
Repurchase Agreements 26,240 29,339 22,463 23,477 26,957
Other Short-Term Borrowings 2,064 7,929 3,307 8,409 8,384
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 794 794 1,009 265 315
Other Liabilities 57,863 71,974 69,987 65,181 66,080
Total Liabilities 3,811,825 3,742,000 3,758,217 3,805,020 3,856,445
Temporary Equity - 6,817 6,479 6,588 7,407
SHAREOWNERS' EQUITY
Common Stock 170 169 169 169 170
Additional Paid-In Capital 37,684 36,070 35,547 34,861 36,326
Retained Earnings 463,949 454,342 445,959 435,364 426,275
Accumulated Other Comprehensive Loss, Net of Tax (6,486) (14,082) (20,676) (22,080) (22,146)
Total Shareowners' Equity 495,317 476,499 460,999 448,314 440,625
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,307,142 $ 4,225,316 $ 4,225,695 $ 4,259,922 $ 4,304,477
OTHER BALANCE SHEET DATA
Earning Assets $ 3,974,431 $ 3,880,769 $ 3,883,382 $ 3,921,093 $ 3,957,452
Interest Bearing Liabilities 2,447,708 2,339,311 2,344,624 2,377,900 2,412,431
Book Value Per Diluted Share $ 29.11 $ 28.06 $ 27.17 $ 26.45 $ 25.92
Tangible Book Value

Per Diluted Share
(1)
23.65 22.60 21.69 20.97 20.45
Actual Basic Shares Outstanding 16,975 16,944 16,942 16,929 16,950
Actual Diluted Shares Outstanding 17,018 16,981 16,970 16,947 17,001
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 7.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2024 2023
Twelve Months
Ended December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2024 2023
INTEREST INCOME
Loans, including Fees $ 41,453 $ 41,659 $ 41,138 $ 40,683 $ 40,407 $ 164,933 $ 152,250
Investment Securities 4,694 4,155 4,004 4,244 4,392 17,097 18,692
Federal Funds Sold and Interest Bearing Deposits 3,596 3,514 3,624 1,893 1,385 12,627 10,126
Total Interest Income 49,743 49,328 48,766 46,820 46,184 194,657 181,068
INTEREST EXPENSE
Deposits 7,766 8,223 8,579 7,594 5,872 32,162 17,582
Repurchase Agreements 199 221 217 201 199 838 513
Other Short-Term Borrowings 83 52 68 39 310 242 1,538
Subordinated Notes Payable 581 610 630 628 627 2,449 2,427
Other Long-Term Borrowings 11 11 3 3 5 28 20
Total Interest Expense 8,640 9,117 9,497 8,465 7,013 35,719 22,080
Net Interest Income 41,103 40,211 39,269 38,355 39,171 158,938 158,988
Provision for Credit Losses 701 1,206 1,204 920 2,025 4,031 9,714
Net Interest Income after Provision for Credit Losses 40,402 39,005 38,065 37,435 37,146 154,907 149,274
NONINTEREST INCOME
Deposit Fees 5,207 5,512 5,377 5,250 5,304 21,346 21,325
Bank Card Fees 3,697 3,624 3,766 3,620 3,713 14,707 14,918
Wealth Management Fees 5,222 4,770 4,439 4,682 4,276 19,113 16,337
Mortgage Banking Revenues 3,118 3,966 4,381 2,878 2,327 14,343 10,400
Other

1,516 1,641 1,643 1,667 1,537 6,467 8,630
Total Noninterest Income 18,760 19,513 19,606 18,097 17,157 75,976 71,610
NONINTEREST EXPENSE
Compensation 26,108 25,800 24,406 24,407 23,822 100,721 93,787
Occupancy, Net 6,893 7,098 6,997 6,994 7,098 27,982 27,660
Other

8,781 10,023 9,038 8,770 9,038 36,612 35,576
Total Noninterest Expense 41,782 42,921 40,441 40,171 39,958 165,315 157,023
OPERATING PROFIT 17,380 15,597 17,230 15,361 14,345 65,568 63,861
Income Tax Expense 4,219 2,980 3,189 3,536 2,909 13,924 13,040
Net Income 13,161 12,617 14,041 11,825 11,436 51,644 50,821
Pre-Tax Loss (Income) Attributable to Noncontrolling Interest (71) 501 109 732 284 1,271 1,437
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 13,090 $ 13,118 $ 14,150 $ 12,557 $ 11,720 $ 52,915 $ 52,258
PER COMMON SHARE
Basic Net Income $ 0.77 $ 0.77 $ 0.84 $ 0.74 $ 0.69 $ 3.12 $ 3.08
Diluted Net Income 0.77 0.77 0.83 0.74 0.70 3.12 3.07
Cash Dividend

$ 0.23 $ 0.23 $ 0.21 $ 0.21 $ 0.20 $ 0.88 $ 0.76
AVERAGE

SHARES
Basic

16,946 16,943 16,931 16,951 16,947 16,943 16,987
Diluted

16,990 16,979 16,960 16,969 16,997 16,969 17,023

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2024 2023
Twelve Months Ended
December 31,
(Dollars in thousands, except per share data)
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter 2024 2023
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 29,836 $ 29,219 $ 29,329 $ 29,941 $ 29,083 $ 29,941 $ 25,068
Transfer from Other Liabilities - - - (50) 66 (50) 66
Provision for Credit Losses 1,085 1,879 1,129 932 2,354 5,025 9,529
Net Charge-Offs (Recoveries) 1,670 1,262 1,239 1,494 1,562 5,665 4,722
Balance at End of Period $ 29,251 $ 29,836 $ 29,219 $ 29,329 $ 29,941 $ 29,251 $ 29,941
As a % of Loans HFI 1.10% 1.11% 1.09% 1.07% 1.10% 1.10% 1.10%
As a % of Nonperforming Loans 464.14% 452.64% 529.79% 431.46% 479.70% 464.14% 479.70%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,522 $ 3,139 $ 3,121 $ 3,191 $ 3,502 $ 3,191 $ 2,989
Provision for Credit Losses

(367) (617) 18 (70) (311) (1,036) 202
Balance at End of Period
(1)
2,155 2,522 3,139 3,121 3,191 2,155 3,191
ACL - DEBT SECURITIES
Provision for Credit Losses

$ (17) $ (56) $ 57 $ 58 $ (18) $ 42 $ (17)
CHARGE-OFFS
Commercial, Financial and Agricultural $ 499 $ 331 $ 400 $ 282 $ 217 $ 1,512 $ 511
Real Estate - Construction 47 - - - - 47 -
Real Estate - Commercial - 3 - - - 3 120
Real Estate - Residential 44 - - 17 79 61 79
Real Estate - Home Equity 33 23 - 76 - 132 39
Consumer 1,307 1,315 1,061 1,550 1,689 5,233 5,754
Overdrafts 574 611 571 638 602 2,394 2,789
Total Charge-Offs $ 2,504 $ 2,283 $ 2,032 $ 2,563 $ 2,587 $ 9,382 $ 9,292
RECOVERIES
Commercial, Financial and Agricultural $ 103 $ 176 $ 59 $ 41 $ 83 $ 379 $ 277
Real Estate - Construction 3 - - - - 3 2
Real Estate - Commercial 33 5 19 204 16 261 52
Real Estate - Residential 28 88 23 37 34 176 253
Real Estate - Home Equity 17 59 37 24 17 137 226
Consumer 352 405 313 410 433 1,480 1,936
Overdrafts 298 288 342 353 442 1,281 1,824
Total Recoveries $ 834 $ 1,021 $ 793 $ 1,069 $ 1,025 $ 3,717 $ 4,570
NET CHARGE-OFFS (RECOVERIES) $ 1,670 $ 1,262 $ 1,239 $ 1,494 $ 1,562 $ 5,665 $ 4,722
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.25% 0.19% 0.18% 0.22% 0.23% 0.21% 0.18%
CREDIT QUALITY
Nonaccruing Loans $ 6,302 $ 6,592 $ 5,515 $ 6,798 $ 6,242
Other Real Estate Owned 367 650 650 1 1
Total Nonperforming Assets ("NPAs") $ 6,669 $ 7,242 $ 6,165 $ 6,799 $ 6,243
Past Due Loans 30-89 Days

$ 4,311 $ 9,388 $ 5,672 $ 5,392 $ 6,855
Classified Loans 19,896 25,501 25,566 22,305 22,203
Nonperforming Loans as a % of Loans HFI 0.24% 0.25% 0.21% 0.25% 0.23%
NPAs as a % of Loans HFI and Other Real Estate 0.25% 0.27% 0.23% 0.25% 0.23%
NPAs as a % of Total

Assets
0.15% 0.17% 0.15% 0.16% 0.15%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Fourth Quarter 2024 Third Quarter 2024 Second Quarter 2024 First Quarter 2024 Fourth Quarter 2023 Full Year 2024 Full Year 2023
(Dollars in thousands)
Average
Balance
Interest
Average
Rate
Average
Balance
Interest
Average
Rate
Average
Balance
Interest
Average
Rate
Average
Balance
Interest
Average
Rate
Average
Balance
Interest
Average
Rate
Average
Balance
Interest
Average
Rate
Average
Balance
Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 31,047 $ 976 7.89% $ 24,570 $ 720 7.49% $ 26,281 $ 517 5.26% $ 27,314 563 5.99% $ 49,790 $ 817 6.50% $ 27,306 $ 2,776 6.72% $ 55,510 $ 3,232 5.82%
Loans Held for Investment
(1)
2,677,396 40,521 6.07 2,693,533 40,985 6.09 2,726,748 40,683 6.03 2,728,629 40,196 5.95 2,711,243 39,679 5.81 2,706,461 162,385 6.03 2,656,394 149,366 5.62
Investment Securities
Taxable Investment Securities 914,353 4,688 2.04 907,610 4,148 1.82 918,989 3,998 1.74 952,328 4,239 1.78 962,322 4,389 1.81 923,253 17,073 1.85 1,016,550 18,652 1.83
Tax-Exempt Investment Securities
(1)
849 9 4.31 846 10 4.33 843 9 4.36 856 9 4.34 862 7 4.32 848 37 4.34 2,199 59 2.68
Total Investment Securities 915,202 4,697 2.04 908,456 4,158 1.82 919,832 4,007 1.74 953,184 4,248 1.78 963,184 4,396 1.82 924,101 17,110 1.85 1,018,749 18,711 1.83
Federal Funds Sold and Interest Bearing
Deposits 298,255 3,596 4.80 256,855 3,514 5.44 262,419 3,624 5.56 140,488 1,893 5.42 99,763 1,385 5.51 239,712 12,627 5.27 203,147 10,126 4.98
Total Earning Assets 3,921,900 $ 49,790 5.05% 3,883,414 $ 49,377 5.06% 3,935,280 $ 48,831 4.99% 3,849,615 $ 46,900 4.90% 3,823,980 $ 46,277 4.80% 3,897,580 $ 194,898 5.00% 3,933,800 $ 181,435 4.61%
Cash and Due From Banks 73,992 70,994 74,803 75,763 76,681 73,881 75,786
Allowance for Credit Losses (30,107) (29,905) (29,564) (30,030) (29,998) (29,902) (28,190)
Other Assets 293,884 291,359 291,669 295,275 296,114 293,044 297,290
Total Assets $ 4,259,669 $ 4,215,862 $ 4,272,188 $ 4,190,623 $ 4,166,777 $ 4,234,603 $ 4,278,686
LIABILITIES:
Noninterest Bearing Deposits $ 1,323,556 $ 1,332,305 $ 1,346,546 $ 1,344,188 $ 1,416,825 $ 1,336,601 $ 1,507,657
NOW Accounts 1,182,073 $ 3,826 1.29% 1,145,544 $ 4,087 1.42% 1,207,643 $ 4,425 1.47% 1,201,032 $ 4,497 1.51% 1,138,461 $ 3,696 1.29% 1,183,962 $ 16,835 1.42% 1,172,861 $ 12,375 1.06%
Money Market Accounts 422,615 2,526 2.38 418,625 2,694 2.56 407,387 2,752 2.72 353,591 1,985 2.26 318,844 1,421 1.77 400,664 9,957 2.49 299,581 3,670 1.22
Savings Accounts 504,859 179 0.14 512,098 180 0.14 519,374 176 0.14 539,374 188 0.14 557,579 202 0.14 518,869 723 0.14 592,033 598 0.10
Time Deposits 167,321 1,235 2.94 163,462 1,262 3.07 160,078 1,226 3.08 138,328 924 2.69 116,797 553 1.88 157,342 4,647 2.95 97,480 939 0.96
Total Interest Bearing Deposits 2,276,868 7,766 1.36 2,239,729 8,223 1.46 2,294,482 8,579 1.50 2,232,325 7,594 1.37 2,131,681 5,872 1.09 2,260,837 32,162 1.42 2,161,955 17,582 0.81
Total Deposits 3,600,424 7,766 0.86 3,572,034 8,223 0.92 3,641,028 8,579 0.95 3,576,513 7,594 0.85 3,548,506 5,872 0.66 3,597,438 32,162 0.89 3,669,612 17,582 0.48
Repurchase Agreements 28,018 199 2.82 27,126 221 3.24 26,999 217 3.24 25,725 201 3.14 26,831 199 2.94 26,970 838 3.11 19,917 513 2.57
Other Short-Term Borrowings 6,510 83 5.06 2,673 52 7.63 6,592 68 4.16 3,758 39 4.16 16,906 310 7.29 4,882 242 4.94 24,146 1,538 6.37
Subordinated Notes Payable 52,887 581 4.30 52,887 610 4.52 52,887 630 4.71 52,887 628 4.70 52,887 627 4.64 52,887 2,449 4.56 52,887 2,427 4.53
Other Long-Term Borrowings 794 11 5.57 795 11 5.55 258 3 4.31 281 3 4.80 336 5 4.72 534 28 5.31 408 20 4.77
Total Interest Bearing Liabilities 2,365,077 $ 8,640 1.45% 2,323,210 $ 9,117 1.56% 2,381,218 $ 9,497 1.60% 2,314,976 $ 8,465 1.47% 2,228,641 $ 7,013 1.25% 2,346,110 $ 35,719 1.52% 2,259,313 $ 22,080 0.98%
Other Liabilities 73,130 73,767 72,634 68,295 78,772 71,964 81,842
Total Liabilities 3,761,763 3,729,282 3,800,398 3,727,459 3,724,238 3,754,675 3,848,812
Temporary Equity 6,763 6,443 6,493 7,150 7,423 6,712 8,392
SHAREOWNERS' EQUITY: 491,143 480,137 465,297 456,014 435,116 473,216 421,482
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,259,669 $ 4,215,862 $ 4,272,188 $ 4,190,623 $ 4,166,777 $ 4,234,603 $ 4,278,686
Interest Rate Spread $ 41,150 3.59% $ 40,260 3.49% $ 39,334 3.38% $ 38,435 3.43% $ 39,264 3.55% $ 159,179 3.47% $ 159,355 3.63%
Interest Income and Rate Earned
(1)
49,790 5.05 49,377 5.06 48,831 4.99 46,900 4.90 46,277 4.80 194,898 5.00 181,435 4.61
Interest Expense and Rate Paid
(2)
8,640 0.88 9,117 0.93 9,497 0.97 8,465 0.88 7,013 0.73 35,719 0.92 22,080 0.56
Net Interest Margin $ 41,150 4.17% $ 40,260 4.12% $ 39,334 4.02% $ 38,435 4.01% $ 39,264 4.07% $ 159,179 4.08% $ 159,355 4.05%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.